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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event Reported): August 28, 2000

                                   ARIBA, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


        Delaware                        7372                    77-0439730
----------------------------         -----------          ----------------------
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
     of Incorporation)               File Number)         Identification Number)


                              1565 Charleston Road
                         Mountain View, California 94043
                                 (650) 930-6200
             ------------------------------------------------------
             (Addresses, including zip code, and telephone numbers,
              including area code, of principal executive offices)



ITEM 2.  ACQUISITION OR DISPOSITION OF

         On August 28, 2000, Ariba, Inc., a Delaware corporation ("Ariba"), and SupplierMarket.com, Inc. a Delaware corporation ("SupplierMarket"), consummated a merger (the "Merger") whereby Eli Merger Corporation, a Delaware corporation and wholly-owned subsidiary of Ariba ("Merger Sub"), was merged with and into SupplierMarket pursuant to an Agreement and Plan of Reorganization (the "Merger Agreement") dated as of June 21, 2000, as amended. SupplierMarket has survived the merger as a wholly-owned subsidiary of Ariba.

         Pursuant to the Merger Agreement, each issued and outstanding share of common stock of SupplierMarket ("SupplierMarket Common Stock") was converted into the right to receive 0.15958860 (the "Exchange Ratio") shares of common stock of Ariba ("Ariba Common Stock"). In addition, each option to purchase SupplierMarket Common Stock outstanding at the time of the Merger under SupplierMarket's stock option plan was converted into an option to purchase the number of shares of Ariba Common Stock equal to the number of shares of common stock of SupplierMarket subject to such option multiplied by the Exchange Ratio for the Merger, and the associated exercise price was adjusted accordingly.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) FINANCIAL STATEMENTS.

         The Registrant will provide the financial statements required by paragraph (a) of Item 7 of Form 8-K promulgated by the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), if any such information is required, on a Form 8-K/A within 60 days of the date that this initial report on Form 8-K is required to be filed with the Commission.

         (b) PRO FORMA FINANCIAL INFORMATION.

         The Registrant will provide the pro forma financial information required by paragraph (b) of Item 7 of Form 8-K promulgated by the Commission pursuant to the Exchange Act, if any such pro forma financial information is required, on a Form 8-K/A within 60 days of the date that this initial report on Form 8-K is required to be filed with the Commission.

         (c) EXHIBITS.

             2.1 Agreement and Plan of Reorganization, dated as of June 21, 2000, among Ariba, Inc., Eli Merger Corporation and SupplierMarket.com, Inc, as amended.

             99.2 Text of press release dated August 28, 2000.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ARIBA, INC.


DATE: September 12, 2000           By: /s/ Edward P. Kinsey
                                       -----------------------------------
                                       Edward P. Kinsey
                                       Chief Financial Officer, Executive
                                       Vice-President-Finance and Administration
                                       and Secretary (Principal Financial and
                                       Accounting Officer)

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                                INDEX TO EXHIBITS

       Exhibit                        Description
       -------                        -----------

         2.1 Agreement and Plan of Reorganization dated as of June 21, 2000 among Ariba, Inc., Eli Merger
                        Corporation and SupplierMarket.com, Inc, as amended.

         99.2           Text of Press Release dated August 28, 2000